Supplement to the
Strategic Advisers® Small-Mid Cap Fund
April 29, 2021
Prospectus

The following information replaces the similar information found in the "Fund Summary" section under the "Investment Adviser" heading.

Strategic Advisers (the Adviser) is the fund's manager. AllianceBernstein L.P. (AllianceBernstein), ArrowMark Partners (ArrowMark), Boston Partners Global Investors, Inc. (Boston Partners), FIAM LLC (FIAM), FIL Investment Advisors (FIA), Geode Capital Management, LLC (Geode), GW&K Investment Management, LLC (GW&K), J.P. Morgan Investment Management Inc. (JPMorgan), LSV Asset Management (LSV), Portolan Capital Management, LLC (Portolan), Rice Hall James & Associates, LLC (RHJ), River Road Asset Management, LLC (River Road), and Victory Capital Management Inc. (Victory Capital) have been retained to serve as sub-advisers for the fund. FIL Investment Advisors (UK) Limited (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund. The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.

The following information supplements similar information found in the “Fund Summary” section under the "Portfolio Manager(s)" heading.

Mark Mahoney (co-manager) has managed the fund since 2022.

The following information supplements similar information found in the "Fund Management" section under the "Sub-Adviser(s)" heading.

GW&K, at 222 Berkeley Street, Boston, MA 02116, has been retained to serve as a sub-adviser for the fund. As of December 31, 2021, GW&K had approximately $54.7 billion in assets under management.

The following information supplements the biographical information found in the “Fund Management” section under the "Portfolio Manager(s)" heading.

Mark Mahoney is co-manager of the fund, which he has managed since 2022. Since joining Fidelity Investments in 2002, Mr. Mahoney has worked as a team leader and portfolio manager.

The following information supplements similar information found in the "Fund Management" section under the "Advisory Fee(s)" heading.

The basis for the Board of Trustees approving the sub-advisory agreement for GW&K for the fund will be included in the fund's semi-annual report for the fiscal period ending August 31, 2022, when available.

SMC-22-01 1.919462.138	March 24, 2022